UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2025

ASTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
130 Commerce Way East Aurora, New York	14052
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (716) 805-1599
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	ATRO	The NASDAQ Stock Market LLC
Securities registered pursuant to Section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Private Offering of Convertible Senior Notes
On September 9, 2025, Astronics Corporation (“Astronics” or the “Company”) issued a press release announcing that it intends to offer, subject to market and other conditions, $210,000,000 aggregate principal amount of Convertible Senior Notes due 2031 (the “Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Astronics also expects to grant to the initial purchasers of the Notes an option to purchase up to an additional $15,000,000 aggregate principal amount of the Notes, for settlement within a 13-day period beginning on, and including, the first date on which the Notes are issued.
Capped Call Transactions
In connection with the offering, Astronics expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the Notes or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of shares of Astronics’ common stock initially underlying the Notes. The capped call transactions are generally expected to reduce the potential dilution to Astronics’ common stock upon any conversion of the Notes and/or offset any potential cash payments Astronics is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional notes, Astronics expects to enter into additional capped call transactions with the option counterparties.
In connection with establishing their initial hedges of the capped call transactions, Astronics expects the option counterparties or their respective affiliates to enter into various derivative transactions with respect to Astronics’ common stock and/or purchase shares of Astronics’ common stock concurrently with or shortly after the pricing of the Notes, including with, or from, as the case may be, certain investors in the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Astronics’ common stock or the Notes at that time.
In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Astronics’ common stock and/or purchasing or selling Astronics’ common stock or other securities of Astronics in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during the observation period related to a conversion of the Notes, in connection with any fundamental change repurchase or redemption of the Notes and, to the extent Astronics unwinds a corresponding portion of the capped call transactions, following any other repurchase of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of Astronics’ common stock or the Notes, which could affect a noteholder’s ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of Notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of the Notes.

Repurchase of Outstanding 2030 Notes
Concurrently with the pricing of the offering, Astronics expects to enter into one or more privately negotiated transactions effected through one of the initial purchasers or its affiliate, as its agent, to repurchase for cash a portion of its outstanding 5.500% Convertible Senior Notes due 2030 (the “2030 notes”) from certain holders of the 2030 notes on terms negotiated with each such holder. The terms of each note repurchase are anticipated to be individually negotiated with each holder of the 2030 notes and will depend on several factors, including the market price of Astronics’ common stock and the trading price of the 2030 notes at the time of each such note repurchase. No assurance can be given as to how much, if any, of the 2030 notes will be repurchased or the terms on which they will be repurchased.
Astronics expects that some or all of the holders of the 2030 notes that Astronics repurchases may purchase shares of Astronics’ common stock in open market transactions to unwind hedge positions that they have with respect to their investment in the 2030 notes. These open market purchases, in turn, may place upward pressure on the trading price of Astronics’ common stock, causing the common stock to trade at higher prices than would be the case in the absence of these purchases. Such repurchase could affect the market price of the Notes and may also impact the initial conversion price for the Notes.
Revolving Credit Facility
Following the completion of this offering, Astronics intends to enter into a cash flow-based revolving credit facility (a “Cash Flow RCF”), which would replace the Seventh Amended and Restated Credit Agreement with HSBC Bank USA, National Association, as agent for the lenders, and the lenders signatory thereto, and provide for reduced covenants and additional flexibility for the Company’s operations. There can be no assurances that Astronics will enter into a Cash Flow RCF, or that if entered into, that the Cash Flow RCF would provide for covenants and committed availability on any particular terms.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01. Neither this Current Report on Form 8-K nor the press release constitutes an offer to sell, or the solicitation of an offer to buy, any securities, including the Notes, shares of the Company’s common stock or the 2030 notes.
Supplemental Financial Data
As previously disclosed, during the first quarter of 2025, the Company changed its financial statement presentation of research and development costs. These costs were previously included within Cost of Products Sold and were a factor in arriving at Gross Profit. The Company now presents Research and Development Expense as a separate line item below Gross Profit. For comparability purposes, the Company is supplementally furnishing Research and Development Expense for the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022. The following unaudited financial data sets forth Cost of Products Sold, Gross Profit and Research and Development Expense as presented on the basis adopted by the Company during the first quarter of 2025.

	Year Ended
	December 31,
($ in thousands)	2024	2023	2022
		(unaudited)
Supplemental Statement of Operations Data:
Costs of Products Sold...........................	$574,998	$514,942	$415,035
Gross Profit............................................	220,428	174,264	119,859
Research and Development Expense.....	52,086	53,468	48,319
* * *
This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. One can identify these forward-looking statements by the use of the words “expect,” “anticipate,” “plan,” “may,” “will,” “estimate,” “feeling” or other similar expressions and include all statements with regard to the pricing, completion, timing and size of the proposed offering, the intended use of proceeds, the completion of the capped call transactions on the anticipated terms or at all, the completion of the 2030 notes repurchase transactions on the anticipated terms or at all, the terms of the Notes being offered, the anticipated effects of entering into the capped call transactions and the repurchase of outstanding 2030 notes and the entry into the Cash Flow RCF on the anticipated terms or at all. Because such statements apply to future events, they are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements. Important factors that could cause actual results to differ materially from what may be stated here include the trend in growth with passenger power and connectivity on airplanes, the state of the aerospace and defense industries, the market acceptance of newly developed products, internal production capabilities, the timing of orders received, the status of customer certification processes and delivery schedules, the demand for and market acceptance of new or existing aircraft which contain the Company’s products, the impact of regulatory activity and public scrutiny on production rates of a major U.S. aircraft manufacturer, the need for new and advanced test and simulation equipment, customer preferences and relationships, the effectiveness of the Company’s supply chain, and other factors which are described in filings by the Company with the Securities and Exchange Commission. Except as required by applicable law, Astronics assumes no obligation to update forward-looking information in this Current Report on Form 8-K whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects, or otherwise.
Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release of Astronics Corporation, dated September 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astronics Corporation

Date:	September 9, 2025	By:	/s/ Nancy L. Hedges
Nancy L. Hedges
Vice President and Chief Financial Officer